UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 17, 2009

MODAVOX, INC.
(Exact Name of Registrant as Specified in its Charter)

STATE OF DELAWARE	333-57818	20-0122076
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 W University Dr, Suite 231 Tempe, AZ 85281	85281-3291
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (480) 553 5795

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (the “Amendment”) supplies Item 9.01 financial statements and exhibits to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Modavox, Inc., a Delaware corporation (“Modavox” or the “Registrant”), on June 17, 2009 (the “Original Form 8-K”).  Attached hereto are the historical financial statements of New Aug, LLC and pro forma financial information required pursuant to Item 9.01 of Form 8-K with respect to Modavox’s acquisition of one hundred percent (100%) of the business and assets of New Aug, LLC on July 14, 2009.  All other items of the Original Form 8-K are unchanged and are incorporated herein by reference.

The financial statements and pro forma financial information described in Item 9.01 below should be read in conjunction with the Original Form 8-K and this Amendment.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited financial statements of New Aug, LLC as of and for the year ended December 31, 2008 and related Report of Independent Registered Public Accounting Firm are attached as Exhibit 99.1 to this Amendment and are filed herewith.

The Unaudited Balance Sheet as of June 30, 2009 and December 31, 2008 , Unaudited Statements of Income and Cash Flows for the six months ended June 30, 2009 and 2008 and Notes to Unaudited Financial Statements for New Aug, LLC are being filed as Exhibit 99.2 to this Form 8-K/A.

(b)	Pro Forma Financial Information.

The Unaudited Pro Forma Balance Sheet as of May 31, 2009, the Unaudited Pro Forma Statements of Operations and Cash Flows for the year ended February 28, 2009 and for the three months ended May 31, 2009 and the Notes to Unaudited Pro Forma Financial Statements of the Registrant are being filed as Exhibit 99.3 to this Form 8-K/A.

(d)	Exhibits

Exhibit 99.1	Audited financial statements of New Aug, LLC as of and for the year ended December 31, 2008 and related Report of Independent Registered Public Accounting Firm

Exhibit 99.2
Unaudited Balance Sheet as of June 30, 2009 and December 31, 2008,  Unaudited Statements of Income and Cash Flows for the six months ended June 30, 2009 and 2008 and Notes to Unaudited Financial Statements for New Aug, LLC

Exhibit 99.3
The Unaudited Pro Forma Balance Sheet as of May 31, 2009, the Unaudited Pro Forma Statements of Operations and Cash Flows for the year ended February 28, 2009 and for the three months ended June 30, 2009 and the Notes to Unaudited Pro Forma Financial Statements of the Registrant

* * * * * *
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODAVOX, INC. (Registrant)
Date: September 29, 2009	By:	/s/ MARK SEVERINI
(Mark Severini, Chief Executive Officer)

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Audited financial statements of New Aug, LLC as of and for the year ended December 31, 2008 and related Report of Independent Registered Public Accounting Firm

Exhibit 99.2
Unaudited Balance Sheet as of June 30, 2009, Unaudited Statements of Income and Cash Flows for the six months ended June 30, 2009 and December 31, 2008 and Notes to Unaudited Financial Statements for New Aug, LLC

Exhibit 99.3
The Unaudited Pro Forma Balance Sheet as of May 31, 2009, the Unaudited Pro Forma Statements of Operations and Cash Flows for the year ended February 28, 2009 and for the three months ended May 31, 2009 and the Notes to Unaudited Pro Forma Financial Statements of the Registrant